Exhibit 32.1

Certification Required by Rule 13a-14(b) and 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Barry Smith, as Chief Executive Officer of Magellan Health Services, Inc (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1)                                 the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2012 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BARRY SMITH
Barry Smith
Date: February 28, 2013	Chief Executive Officer